                                                                EXHIBIT 10.15(b)

                               FIRST AMENDMENT AND
                         RESTATEMENT OF CREDIT AGREEMENT


         THIS FIRST AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT (this "First Amendment") is made and entered into as of December 11, 1998, among INDUSTRIAL DISTRIBUTION GROUP, INC., a Delaware corporation (the "Borrower"), the lending institutions listed on the signature pages of this First Amendment and each other lending institution becoming a "Lender" hereunder (collectively, the "Lenders"), THE FIRST NATIONAL BANK OF CHICAGO, in its capacities as agent for the Lenders (in such capacity, the "Agent") and as issuing bank for the "Facility LCs" as provided herein (in such capacity, the "LC Issuer"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, in its capacity as Co-Agent for the Lenders, and FIRST UNION NATIONAL BANK, in its capacity as Co-Agent for the Lenders.


                                  WITNESSETH:


         WHEREAS, the Borrower, certain of the Lenders, and the Agent and LC Issuer are parties to a certain Credit Agreement dated as of December 11, 1997 (the "1997 Agreement");

         WHEREAS, the Borrower has requested that (i) the "Aggregate Revolving Commitment" under the 1997 Agreement be increased from $75,000,000 to $125,000,000, (ii) the aggregate amount of "LC Obligations" permitted to be outstanding under the 1997 Agreement be increased from $5,000,000 to $10,000,000, (iii) the "Facility Termination Date" under the 1997 Agreement be extended from December 11, 2000 to December 11, 2001, and (iv) certain other amendments to the 1997 Agreement be made as set forth herein;

         WHEREAS, those Lenders that are parties to the 1997 Agreement, and the other Lender that is becoming a party to the 1997 Agreement pursuant to this First Amendment, have agreed to amend the 1997 Agreement on the terms, and subject to the conditions and requirements, set forth herein, and to restate the 1997 Agreement in its entirety to read as set forth in the 1997 Agreement as in effect on the date hereof with the amendments set forth herein;

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:


1. DEFINED TERMS. Except as otherwise expressly defined herein, capitalized terms used in this First Amendment that are defined in the 1997 Agreement are used in this First Amendment with the respective meanings assigned to such capitalized terms in the 1997 Agreement.

2.       AMENDMENTS TO ARTICLE I ("DEFINITIONS").

         (a) Article I of the 1997 Agreement is hereby amended by deleting the defined terms "Aggregate Revolving Commitment", "Facility Termination Date", "Net Proceeds of Capital Stock" and "Operating Lease" and the accompanying definitions for such defined terms in their entirety, and substituting in lieu thereof the following defined terms and accompanying definitions:

                  "AGGREGATE REVOLVING COMMITMENT" means the aggregate of the Revolving Commitments of all the Lenders, which amount (i) on and after the Closing Date and prior to the First Amendment Effective Date is $75,000,000, and (ii) on and after the First Amendment Effective Date is $125,000,000, as such amount may be reduced from time to time pursuant to the terms hereof.

                  "FACILITY TERMINATION DATE" means December 11, 2001 or any earlier date on which the Aggregate Revolving Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof.

                  "NET PROCEEDS OF CAPITAL STOCK" means any proceeds received or deemed received by the Borrower or any Subsidiary in respect of the issuance or sale of Capital Stock or the conversion of any Indebtedness to Capital Stock, after deducting therefrom all reasonable and customary costs and expenses incurred by the Borrower or such Subsidiary directly in connection with such issuance, sale or conversion. In the case of an Acquisition where some or all of the consideration for the Acquisition is Capital Stock, the amount of proceeds received or deemed received in respect of such Capital Stock shall be the amount, if any, by which Consolidated Net Worth, after giving effect to the Acquisition and related accounting adjustments as reflected in the financial statements of the Borrower, has increased over Consolidated Net Worth before giving effect to such Acquisition and related accounting adjustments, all as determined in accordance with GAAP, provided that in no instance shall "Net Proceeds of Capital Stock" as so calculated be less than zero.

                  "OPERATING LEASE" of a Person means any lease of Property (other than a Capitalized Lease) by such Person as lessee which has an original term (including any required renewals and any renewals effective at the option of the lessor) of one year or longer.

         (b) Article I of the 1997 Agreement is hereby amended by adding the following new defined terms and accompanying definitions in appropriate alphabetical order:

                  "ADDITIONAL LENDER" means Compass Bank.

                  "FIRST AMENDMENT" means the First Amendment and Restatement of Credit Agreement dated as of December 11, 1998, among the Borrower, the Lenders, and the Agent and LC Issuer.

                  "FIRST AMENDMENT CREDIT DOCUMENTS" means, collectively, the First Amendment and the Notes, Subsidiary Guaranty Supplement, Borrower Pledge

         Agreement Supplement, Subsidiary Pledge Agreement Supplement, and Contribution Agreement Supplement required to be executed and delivered to the Agent pursuant to Section 4.3.

                  "FIRST AMENDMENT EFFECTIVE DATE" means the date on which all conditions and requirements set forth in Section 4.3 have been satisfied or waived in writing by the Required Lenders.

                  "FIRST AMENDMENT FEES" means, collectively, (i) the fee payable to each Initial Lender on the amount of such Initial Lender's Revolving Commitment as in effect under the Agreement immediately before giving effect to the First Amendment, in an amount equal to 0.125% of such Revolving Commitment, (ii) the fee payable to each Initial Lender on the amount, if any, by which such Initial Lender's Revolving Commitment as set forth in the First Amendment exceeds such Initial Lender's Revolving Commitment under the Agreement immediately before giving effect to the First Amendment, in an amount equal to 0.375% of such excess amount, and (iii) the fee payable to the Additional Lender on the entire amount of such Additional Lender's Revolving Commitment as set forth in the First Amendment, in an amount equal to 0.375% of such Revolving Commitment.

                  "INITIAL LENDERS" means those Lenders that are parties to the 1997 Agreement before giving effect to the First Amendment, such Lenders being The First National Bank of Chicago, Bank of America National Trust and Savings Association, First Union National Bank, Fleet National Bank, and Wachovia Bank, N.A.

                  "1998 SUBSIDIARIES" means, collectively, those Subsidiaries of the Borrower organized or acquired after the Closing Date and prior to the First Amendment Effective Date, such Subsidiaries being E.C. Blackstone Company, a Georgia corporation, Continental Air Tool, Inc., a California corporation, Northern Tool & Supply, Inc., a Michigan corporation, REFCO, Inc., a Georgia corporation, Hawley Industrial Supplies, Inc., a Connecticut corporation, The New England Group Industrial Distributors, Inc., a New Hampshire corporation, Industrial & Tool Suppliers Limited Liability Company, a Maine limited liability company, Buford Bros., Inc., a Tennessee corporation, Knox Industrial, Inc., a California corporation, L.D. Supply, Inc., a Georgia corporation, Cardinal Machinery, Inc., a Tennessee corporation, Petry & Morrow, Inc., a Pennsylvania corporation, JM Tool and Supply, Inc., a Michigan corporation, Austin Ford Logan, Inc., a New York corporation, Atlantic Industrial Supply Co., Inc., a Massachusetts corporation, and IDG Real Properties, Inc., a Georgia corporation.

                  "YEAR 2000 ISSUES" means the actual and anticipated costs, claims, losses, and liabilities associated with the inability of certain computer applications to handle effectively data that includes dates on and after January 1, 2000, as such inability in respect of the Borrower and its Subsidiaries and in respect of their respective material customers, suppliers and vendors affects the business, operations, and financial condition of the Borrower and its Subsidiaries.

3.       AMENDMENT TO SECTION 2.19 ("FACILITY LCS"). Subsection (a) of Section
2.19 of the 1997 Agreement is hereby amended by deleting from the first sentence of such subsection (a) clause (i) in its entirety and substituting in lieu thereof the following clause (i):

                  (i) The aggregate amount of the outstanding LC Obligations shall not exceed $10,000,000 and

4. ADDITION OF SECTION 2.21 ("INCREASE IN COMMITMENTS"). Article II of the 1997 Agreement is hereby amended by adding a new Section 2.21 as follows:

         2.21.    INCREASE IN COMMITMENTS.

         (a) On the First Amendment Effective Date, the Aggregate Revolving Commitment shall be increased from $75,000,000 to $125,000,000, with such increase being the result of increases in the Revolving Commitments of certain Initial Lenders, and the issuance by the Additional Lender of a new Revolving Commitment. After giving effect to the foregoing actions, the Revolving Commitments and the Percentages of the Lenders (including the Additional Lender) shall be as set forth on the signature pages to the First Amendment. On the First Amendment Effective Date, all outstanding Loans shall be prepaid in full, together with all interest accrued and unpaid thereon through the date of such prepayment, and all amounts required to be paid pursuant to Section 3.4 as a result of such prepayment occurring on a date other than the last day of an Interest Period. All Loans (including, without limitation, all Loans made to the Borrower on the First Amendment Effective Date to prepay all Loans then outstanding) and all continuations and conversions of outstanding Loans made on and after the First Amendment Effective Date shall be made on the basis of the revised Revolving Commitments and Percentages as set forth in the First Amendment.

         (b) On the First Amendment Effective Date, with respect to each Facility LC that may previously have been issued and be outstanding, the respective participations in such Facility LC purchased by the Initial Lenders pursuant to Section 2.19(b) shall be increased or decreased, as the case may be, in accordance with the change in each such Initial Lender's Percentage pursuant to the First Amendment, without further action by any party hereto. In addition, the LC Issuer shall be deemed, without further action by any party hereto, to have sold to the Additional Lender, and such Additional Lender shall be deemed, without further action by any party hereto, to have purchased from the LC Issuer, a participation in such Facility LC and the related LC Obligations in proportion to its Percentage as established pursuant to the First Amendment.

         (c) The Borrower's obligations to pay the principal of, and interest on, all Loans shall be evidenced by the records of the Agent and each such Lender and, if such Lender has received a Note executed by the Borrower pursuant to Section 2.13, 4.1 or 4.3, by such Note payable to such Lender completed in conformity with this Agreement.

         (d) From and after the First Amendment Effective Date, all references in this Agreement to the Revolving Commitments shall be deemed to include the Revolving

Commitments as increased by this Section 2.21 (subject, however, to subsequent decreases from time to time as a result of any reduction thereof pursuant to the provisions of this Agreement).

5. ADDITION OF SECTION 4.3 ("EFFECTIVENESS OF FIRST AMENDMENT"). Article IV of the 1997 Agreement is hereby amended by adding a new Section 4.3 as follows:

                  4.3. EFFECTIVENESS OF FIRST AMENDMENT. The First Amendment shall not become effective until all of the following conditions and requirements have been satisfied and performed:

                  (a) The Borrower shall have furnished to the Agent the following, all in form and substance satisfactory to the Agent and the Lenders, with sufficient copies for the Lenders:

                           (i) Copies of the articles or certificate of incorporation, certificate of limited partnership, articles of organization, or similar organizational documents of each Loan Party (including, without limitation, each 1998 Subsidiary), together with all amendments thereto, and a certificate of good standing, each certified by the appropriate governmental officer in its jurisdiction of organization for such Loan Party.

                           (ii) Copies, certified by its Secretary or Assistant Secretary or similar representative, of each Loan Party's (including, without limitation, each 1998 Subsidiary's) by-laws, partnership agreement, operating or management agreement, or similar organizational documents, and resolutions of its board of directors, managers, or similar officials, authorizing the execution of the First Amendment Credit Documents to which each such Loan Party is a party.

                           (iii) An incumbency certificate, executed by the Secretary or Assistant Secretary or similar representative of each Loan Party (including, without limitation, each 1998 Subsidiary), which shall identify by name and title and bear the signatures of the authorized officers and any other representative of such Loan Party authorized to sign the First Amendment Credit Documents to which such Loan Party is a party, upon which certificate the Agent and the Lenders shall be entitled to rely until informed of any change in writing by such Loan Party.

                           (iv) A certificate, signed by the Chief Financial Officer of the Borrower, stating that on the First Amendment Effective Date (A) no Default or Unmatured Default has occurred and is continuing, (B) the representations and warranties set forth in the First Amendment and the other First Amendment Credit Documents are true and correct in all material respects, and (C) all conditions and requirements set forth in this Article IV have been satisfied and performed or waived in writing by the Required Lenders.

                           (v) A written opinion of counsel for the Loan Parties (including, without limitation, the 1998 Subsidiaries), addressed to the Lenders in substantially the form of Exhibit K attached to the First Amendment.

                           (vi)     Any Notes requested by Lenders pursuant to
                                    Section 2.13 payable to the order of such requesting Lenders.

                           (vii) A Subsidiary Guaranty Supplement duly executed by an authorized officer or other representative of each of the 1998 Subsidiaries.

                           (viii) A Borrower Pledge Agreement Supplement, duly executed by an Authorized Officer of the Borrower, in respect of all of the issued and outstanding capital stock of the 1998 Subsidiaries owned or held by the Borrower, together with (i) all stock certificates and other instruments and documents representing the "Additional Pledged Securities" (as defined in the Borrower Pledge Agreement Supplement) accompanied by instruments of transfer and stock powers endorsed in blank, and (ii) Uniform Commercial Code financing statements naming the Borrower as "debtor" and the Agent, for the ratable benefit of the Lenders, as the "secured party" and covering the "Additional Collateral" (as defined in the Borrower Pledge Agreement Supplement), evidencing a first priority pledge of and security interest in such "Additional Pledged Securities."

                           (ix) A Subsidiary Pledge Agreement Supplement, duly executed by an authorized officer or other representative of each Subsidiary (including, without limitation, each 1998 Subsidiary) that owns or holds any capital stock of any of the 1998 Subsidiaries, in respect of all such capital stock owned or held by it, together with (i) all stock certificates and other documents and instruments representing the "Additional Pledged Securities" as defined in the Subsidiary Pledge Agreement Supplement) accompanied by instruments of transfer and stock powers endorsed in blank, and (ii) Uniform Commercial Code financing statements naming each Subsidiary as "debtor" and the Agent, for the ratable benefit of the Lenders, as the "secured party" and covering the "Additional Collateral" (as defined in the Subsidiary Pledge Agreement Supplement), evidencing a first priority pledge of and security interest in such "Additional Pledged Securities."

                           (x) A Contribution Agreement Supplement duly executed by an authorized officer or other representative of each of the 1998 Subsidiaries.

                           (xi) Evidence satisfactory to the Agent that the Existing Credit Agreements have been terminated and indebtedness, liabilities, and obligations outstanding thereunder have been paid in full, and that all Liens on the assets and properties of the Borrower and its Subsidiaries, other than those permitted by Section 6.14, have been terminated or canceled.

                           (xii) A compliance and solvency certificate executed by the Chief Financial Officer of the Borrower.

                           (xiii) Satisfactory written information from the Borrower indicating that the Borrower and its Subsidiaries (i) have done a comprehensive review of their computer programs and systems to identify those programs and systems that would be affected by Year 2000 Issues as such Issues pertain to the computer programs and systems of the Borrower and its Subsidiaries, and are in the process of reviewing their Year 2000 exposure to third party customers, suppliers and vendors, and evaluating the costs of modifications to program logic control systems, (ii) have developed or are in the process of developing a realistic and achievable program for remediating in all material respects all currently known Year 2000 Issues on a timely basis as such Issues pertain to the computer programs and systems of the Borrower and its Subsidiaries, and
                                    (iii) based on their review, consultants' reports and other information currently available to them, do not reasonably anticipate that Year 2000 Issues will have a Material Adverse Effect.

                           (xiv) Such other documents as the Agent or any Lender or its counsel may have reasonably requested.

         (b) The Borrower shall have paid (i) to the Agent for the benefit of the respective Lenders (including, without limitation, the Additional Lender) the full amount of the First Amendment Fees, (ii) to the Agent the annual administrative fee as previously agreed by the Borrower, and (iii) to the Arranger the arrangement fee due in respect of the First Amendment as previously agreed by the Borrower.

         (c) The First Amendment shall have been executed and delivered by the Borrower, each of the Lenders (including, without limitation, the Additional Lender), the Agent and LC Issuer and the Co-Agents, and the Acknowledgment and Agreement of Guarantors attached to the First Amendment shall have been executed and delivered by all Domestic Active Subsidiaries (including, without limitation, the 1998 Subsidiaries).

         (d) Since June 30, 1998, there shall have been no change in the business, Property, prospects, condition (financial or otherwise) or results of operations of the Borrower and its Subsidiaries which could reasonably be expected to have a Material Adverse Effect.

6.       AMENDMENT TO SECTION 5.8 ("SUBSIDIARIES"). The first sentence of
Section 5.8 is hereby amended by deleting such first sentence in its entirety and substituting in lieu thereof the following sentence:

                  "Schedule 5.8 as attached to the First Amendment contains an accurate list of all Subsidiaries of the Borrower as of the First Amendment Effective Date, setting forth their respective jurisdictions of organization and the percentage of their respective capital stock or other ownership interests owned by the Borrower and its other Subsidiaries in all such Subsidiaries.

7. ADDITION OF SECTION 5.21 ("YEAR 2000 ISSUES"). Article V of the 1997 Agreement is hereby amended by adding a new Section 5.21 as follows:

                  5.21. YEAR 2000 ISSUES. The Borrower and its Subsidiaries (i) have done a comprehensive review of their computer programs and systems to identify those programs and systems that would be affected by Year 2000 Issues as such Issues pertain to the computer programs and systems of the Borrower and its Subsidiaries, and are in the process of reviewing their Year 2000 exposure to third party customers, suppliers and vendors, and evaluating the costs of modifications to program logic control systems, (ii) have developed or are in the process of developing a realistic and achievable program for remediating in all material respects all currently known Year 2000 Issues on a timely basis as such Issues pertain to the computer programs and systems of the Borrower and its Subsidiaries, and (iii) based on their review, consultants' reports, and all other information currently available to them, do not reasonably anticipate that Year 2000 Issues will have a Material Adverse Effect.

8.       AMENDMENT TO SECTION 6.10 ("INDEBTEDNESS").

         (a) Section 6.10 of the 1997 Agreement is hereby amended by deleting the introductory phrase thereof (such phrase being the portion of the first sentence of Section 6.10 immediately preceding clause (i) thereof) in its entirety and substituting in lieu thereof the following phrase:

                  The Borrower will not, and will not permit the Active Subsidiaries to, create, incur or suffer to exist any Indebtedness other than Indebtedness arising under this Agreement and the other Credit Documents, except:

         (b) Section 6.10 of the 1997 Agreement is hereby further amended by deleting clause (vi) thereof in its entirety and substituting in lieu thereof the following clauses (vi) and (vii) as follows:

                  (vi) Other Indebtedness not described in the preceding clauses (i) through (v), or in the following clause
                           (vii), not to exceed an amount equal to five percent (5%) of the consolidated total assets of the Borrower and its Subsidiaries as measured as at the end of the most recent fiscal quarter of the Borrower.

                  (vii)    Other Indebtedness not described in clause (ii) or
                           (v) above incurred after the First Amendment
                           Effective Date in an aggregate amount not to exceed $7,500,000 for the purpose of financing purchases by the Borrower and its Subsidiaries of computer hardware and software.

9. AMENDMENT TO SECTION 6.19.3 ("MINIMUM NET WORTH"). Section 6.19.3 of the 1997 Agreement is hereby amended by deleting such Section 6.19.3 in its entirety and substituting in lieu thereof the following Section 6.19.3:

                  6.19.3. MINIMUM NET WORTH. The Borrower will maintain, at all times on and after June 30, 1998, Consolidated Net Worth of not less than the sum of (i) $95,000,000, (ii) 50% of Consolidated Net Income (without deduction for losses) for each preceding fiscal quarter (commencing with the third fiscal quarter of the Borrower's 1998 fiscal year), and (iii) the aggregate amount of all Net Proceeds of Capital Stock received or deemed received after June 30, 1998.

10. ADDITION OF SECTION 6.24 ("YEAR 2000 ISSUES"). Article VI of the 1997 Agreement is hereby amended by adding a new Section 6.24 as follows:

                  6.24. YEAR 2000 ISSUES. The Borrower will take, and cause its Subsidiaries to take, all actions reasonably necessary to assure that the Year 2000 Issues, as such issues pertain to the computer programs and systems of the Borrower and its Subsidiaries, will not have a Material Adverse Effect. The Borrower and its Subsidiaries will use their best efforts to assure that their third-party customers, suppliers and vendors develop and implement programs to remediate in all material respects all Year 2000 Issues that would otherwise reasonably be anticipated by the Borrower or its Subsidiaries to have a Material Adverse Effect. Upon request by the Agent or any Lender, the Borrower will provide the Lenders a written description of its Year 2000 program, including updates and progress reports. The Borrower will promptly advise the Agent and the Lenders of any reasonably anticipated Material Adverse Effect as a result of any Year 2000 Issues.

11. AMENDMENT TO PRICING SCHEDULE. The Pricing Schedule attached to the 1997 Agreement is hereby amended by deleting such Pricing Schedule in its entirety and substituting in lieu thereof the Pricing Schedule attached to this First Amendment. On and after the First Amendment Effective Date, interest on all Loans and Commitment Fees on the daily unused portion of each Lender's Revolving Commitment shall be calculated on the basis of the applicable interest rate margins and fee rates as set forth in the Pricing Schedule attached to this First Amendment.

12. AMENDMENT TO SCHEDULE 5.8 ("SUBSIDIARIES"). Schedule 5.8 attached to the 1997 Agreement is hereby amended by deleting said Schedule 5.8 in its entirety and substituting in lieu thereof Schedule 5.8 as attached to this First Amendment.

13. ADDITIONAL LENDER; LENDER INFORMATION. On and after the First Amendment Effective Date, the Additional Lender shall, for all purposes of the 1997 Agreement and the other Credit Documents, as amended by this First Amendment, be a "Lender" having in effect the Revolving Commitment as shown for such Additional Lender on its signature page attached to this First Amendment. The address for notices and specification of its Lending Installation shall be as shown on its signature page as attached to this First Amendment. The Additional Lender agrees that, on and after the First Amendment Effective Date, such Additional Lender shall be a party to the 1997 Agreement as amended by this First Amendment, and hereby assumes and agrees to pay and perform all obligations that it may have or incur as a "Lender" under the terms of the 1997 Agreement and the other Credit Documents as amended by this First Amendment, to the same extent and with the same effect as though such Additional Lender had originally been a Lender that was a party to the 1997 Agreement.

14. REPRESENTATIONS AND WARRANTIES. In order to induce the Lenders and the Agent and LC Issuer to enter into this First Amendment, the Borrower represents and warrants to the Lenders and the Agent and LC Issuer as follows:

         (a) All representations and warranties set forth in the 1997 Agreement, as amended by this First Amendment, are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of this First Amendment, except to the extent that such representations and warranties are expressly made with respect to a specific date, in which case such representations and warranties are true and correct in all material respects as of such specific date.

         (b) No Default or Unmatured Default has occurred and is continuing on the date hereof. Since June 30, 1998, there has been no change in the business, Property, prospects, condition (financial or otherwise) or results of operations of the Borrower and its Subsidiaries which could reasonably be expected to have a Material Adverse Effect.

         (c) Each of the Borrower and the other Loan Parties (including, without limitation, the 1998 Subsidiaries) has the organizational power and authority to make, deliver and perform their respective obligations under this First Amendment and the other First Amendment Credit Documents and has taken all necessary organizational action to authorize the execution, delivery and performance of this First Amendment and the other First Amendment Credit Documents. No consent or authorization of, or filing with, any Person (including, without limitation, any governmental authority), is required in connection with the execution, delivery or performance by the Borrower or any such other Loan Party, or the validity or enforceability against the Borrower or any such other Loan Party, or any of the First Amendment Credit Documents, other than such consents, authorizations or filings which have been made or obtained.

         (d) Each of the First Amendment Credit Documents has been duly executed and delivered by the Borrower and the other Loan Parties (including, without limitation, the 1998

Subsidiaries), as applicable, and each of the First Amendment Credit Documents constitutes the legal, valid and binding obligation of the Borrower and such other Loan Parties, respectively, enforceable against the Borrower and such other Loan Parties in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity. The execution, delivery and performance by the Borrower and such other Loan Parties of the First Amendment Credit Documents will not violate any applicable legal requirements or cause a breach or default under any of their respective contractual obligations.

         (e) The Borrower acknowledges and agrees that there are no defenses, claims, counterclaims, or rights of setoff in its favor against any Lender or the Agent or LC Issuer with regard to any of the obligations and liabilities of the Borrower or any of its Subsidiaries under the terms of the 1997 Agreement, the other Credit Documents, this First Amendment or the other First Amendment Credit Documents.

15. REFERENCES TO AGREEMENT. On and after the First Amendment Effective Date, each and every reference in the Credit Documents to the 1997 Agreement shall be deemed to refer to and mean the 1997 Agreement as amended and restated by this First Amendment. The parties further confirm and agree that (i) except as expressly amended herein, the 1997 Agreement remains in full force and effect in accordance with its terms, and (ii) except as expressly amended or supplemented by the First Amendment Credit Documents, all other Credit Documents remain in full force and effect in accordance with their respective terms.

16. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this First Amendment and the other First Amendment Credit Documents, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities hereunder and thereunder. In addition, the Borrower shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this First Amendment and the other First Amendment Credit Documents, and agrees to save the Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying such taxes.

17. GOVERNING LAW. This First Amendment shall be governed by, and construed in accordance with, the laws of the State of Georgia.

18. ENTIRE UNDERSTANDING. This First Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations, commitment letters, or agreements, whether written or oral, with respect to such matters.

19. COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts and may be delivered by telecopier. Each counterpart so executed and delivered shall be deemed an original and all of which taken together shall constitute but one and the same instrument.

20. NO WAIVER. The Borrower agrees that nothing herein shall constitute a waiver by the Lenders of any Default or Unmatured Default, whether known or unknown, which may exist under the 1997 Agreement, the other Credit Documents, this First Amendment, or the other First Amendment Credit Documents.

         IN WITNESS WHEREOF, the parties hereto have executed this First Amendment through their authorized officers as of the date first above written.


                                    INDUSTRIAL DISTRIBUTION GROUP, INC.


                                    By: /s/ Jack P. Healey
                                        ----------------------------------------

                                        Title: Senior Vice President,
                                               Chief Financial Officer
                                              ----------------------------------

                                              2500 Royal Place
                                              Tucker, Georgia 30084
                                              Attention: Chief Financial Officer
                                              Telephone: 770/243-9007
             `                                FAX: 770/243-9040

Revolving Commitment:

     $30,000,000                        THE FIRST NATIONAL BANK OF CHICAGO,
                                         Individually and as Agent
Percentage:
                                          By: /s/ Judith L. Cornwell
     24.00%                                  ----------------------------------
                                             Title:  Vice President
                                                   ----------------------------
Lending Installation:                              One First National Plaza
                                                   Mail Suite 0324
First Chicago Capital Markets, Inc.                Chicago, Illinois  60670
One First National Plaza
Mail Suite 0324                                    Attention: Judith L. Cornwell
Chicago, IL 60670                                  Telephone: (312) 732-6274
                                                   FAX:   (312) 732-5296

Revolving Commitment:

    $23,750,000                 BANK OF AMERICA NATIONAL TRUST AND
                                  SAVINGS ASSOCIATION,
                                  Individually and as Co-Agent
Percentage:
                                By:     /s/ Nancy S. Goldman
                                    --------------------------------------------
    19.00%
                                    Title:   Vice President
                                          --------------------------------------
                                          600 Peachtree Street, N.E., 9th Floor
                                          Atlanta, GA 30308-2213
                                          Attention: Nancy Goldman
                                          Telephone: (404) 607-5539
                                          FAX:  (404) 607-6467

Lending Installation:

231 South LaSalle Street
Chicago, Illinois 60697
Attention: Glen Rylko
Telephone: (312) 828-3809
FAX:  (312) 974-9626

Revolving Commitment:

    $23,750,000                      FIRST UNION NATIONAL BANK,
                                      Individually and as Co-Agent

Percentage:
                                     By:    /s/ William J. Bartlett
    19.00%                               ---------------------------------------
                                         Title:     Vice President
                                               ---------------------------------
                                               999 Peachtree Street
                                               Ninth Floor
                                               MC 9084
                                               Atlanta, GA 30309

                                               Attention: William J. Bartlett
                                               Telephone: (404) 225-4149
                                               FAX:  (404) 225-4286
Lending Installation:

999 Peachtree Street
Ninth Floor
MC 9084
Atlanta, GA 30309

Attention: William J. Bartlett
Telephone: (404) 225-4149
FAX:   (404) 225-4286

Revolving Commitment:

         $20,000,000                  FLEET NATIONAL BANK

Percentage:
                                      By:     /s/ Deonne M. Horn
         16.00%                           -------------------------------------
                                          Title:    Vice President
                                                -------------------------------
                                                One Federal Street
                                                7th Floor, Mail Stop MA 0F D07L
                                                Boston, MA 02110

                                                Attention: Deanne Horn
                                                Telephone: (617) 346-5847
                                                FAX:  (617) 346-0145

Lending Installation:

One Federal Street
7th Floor, Mail Stop MA 0F D07K
Boston, MA 02110

Attention: Matthew Correia
Telephone: (617) 346-0621
FAX:       (617) 346-0595

Revolving Commitment:

         $17,500,000                   WACHOVIA BANK, N.A.

Percentage:
                                       By:     /s/ Rusty Boozer
         14.00%                           -------------------------------------
                                           Title:   Senior Vice President
                                                 ------------------------------
                                                 191 Peachtree Street, N.E.
                                                 Atlanta, GA 30303-1757

                                                 Attention: Rusty Boozer
                                                 Telephone: (404) 332-5755
                                                 FAX:  (404) 332-6920
Lending Installation:

191 Peachtree Street, N.E.
Atlanta, GA 30303-1757
Attention: Rusty Boozer
Telephone: (404) 332-5755
FAX:       (404) 332-6920

Revolving Commitment:

         $10,000,000                   COMPASS BANK

Percentage:
                                       By:     /s/ Dana H. Tucker
         8.00%                            -------------------------------------
                                           Title:    Vice President
                                                 ------------------------------
                                                 Lenox Towers, Suite 800
                                                 3400 Peachtree Road
                                                 Atlanta, GA 30326

                                                 Attention: Ms. Dana Tucker
                                                 Telephone: (404) 504-6142
                                                 FAX:  (404) 504-6147
Lending Installation:

15 South 20th Street
15th Floor
Birmingham, AL 35233
Attention: Ms. Yvonne Evans
Telephone: (205) 933-3980
FAX:       (205) 933-3901

                                PRICING SCHEDULE


================================================================
 APPLICABLE       LEVEL I   LEVEL II    LEVEL III     LEVEL IV
  MARGIN          STATUS     STATUS       STATUS       STATUS
================================================================
Eurodollar Rate   1.000%      1.25%       1.50%        1.75%
=================================================================
Floating Rate         0%      0.25%       0.50%        0.75%
=================================================================

=================================================================
APPLICABLE FEE    LEVEL I   LEVEL II    LEVEL III     LEVEL IV
   RATE           STATUS     STATUS      STATUS        STATUS
=================================================================
Commitment         0.25%     0.25%       0.30%        0.35%
  Fee
=================================================================


         For the purposes of this Schedule, the following terms have the following meanings, subject to the final paragraph of this Schedule:

         "FINANCIALS" means the annual or quarterly consolidated financial statements of the Borrower and its Subsidiaries delivered pursuant to
         Section 6.1(i) or (ii).

         "LEVEL I STATUS" exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, the Leverage Ratio is less than or equal to 2.00 to 1.00.

         "LEVEL II STATUS" exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, (i) the Borrower does not qualify for Level I Status and
         (ii) the Leverage Ratio is less than or equal to 2.50 to 1.00.

         "LEVEL III STATUS" exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, (i) the Borrower does not qualify for Level I Status or Level II Status, and (ii) the Leverage Ratio is less than or equal to
         3.00 to 1.00.

         "LEVEL IV STATUS" exists at any date if the Borrower does not qualify for Level I, Level II, or Level III Status.

         "STATUS" means either Level I Status, Level II Status, Level III Status, or Level IV Status, as the case may be.

         The Applicable Margin and Applicable Fee Rate shall be determined in accordance with the foregoing table based on the Borrower's Status as reflected in the then most recent Financials. Adjustments, if any, to the Applicable Margin or Applicable Fee Rate shall be effective five Business Days after the Agent has received the applicable Financials. If the Borrower fails to deliver the Financials to the Agent at the time required pursuant to Section 6.1, then the Applicable Margin and Applicable Fee Rate shall be the highest Applicable Margin and Applicable Fee Rate set forth in the foregoing table until five Business Days after such Financials are so delivered.